Acquisition Agreement

This acquisition agreement (the "Agreement") dated and effective as of the 24th day of March, 1998, is made between:

MEDITECNIC, INC., a corporation organized and existing under the laws of Nevada, USA with address 24901 Dana Point Harbor Drive, Suite 200, Dana Point, California 92629, U.S.A.

and

MEDITECNIC S.A. a corporation organized and existing under the laws of Switzerland, with address c/Aurefind S.A., 2 rue de Lancy, Case postale 117, 1211 Geneva 25
 (the "Company").

Recitals

On August 1, 1994, a joint development agreement was signed by and between KERR CORPORATION, a corporation organized and existing under the laws of Delaware, U.S.A.
("KERR") and MEDITECNIC S.A. a corporation organized and existing under the laws of
Switzerland ("MEDITEC") (exhibit 1).

KERR is a subsidiary of SYBRON INTERNATIONAL CORPORATION, a U.S. public Corporation organized and existing under the laws of Wisconsin.

MEDITEC S.A. was until October 23 and November 19, 1996 owner of all patents concerned by the Agreement. On October 23 and November 19, 1996 said Patents were sold to MEDITECNIC s.r.l., a corporation organized and existing under the laws of Italy.

On February 19, 1997, KERR Corporation, MEDITEC S.A. and MEDITECNIC, s.r.l. signed and
Amendment to Joint Development agreement (exhibit 2).

On February 19, 1997, SYBRON DENTAL SPECIALTIES, a corporation organized and existing under the laws of Delaware, U.S.A. and MEDITECNIC s.r.l. signed a license agreement (exhibit
3).

SYBRON DENTAL SPECIALTIES is also a subsidiary of SYBRON INTERNATIONAL CORPORATION.

On January 14, 1998, the Company acquired from MEDITECNIC s.r.l. the following patents, all concerned by the above mentioned license agreement.

Patent CN         No.  685.862
Patent JP         No.  4-502426
Patent CA         No.  2.078.325
Patent AT         No.  0521119
Patent BE         No.  0521119
Patent DE         No.  0521119


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Patent ES         No.  0521119
Patent FR         No.  0521119
Patent GB         No.  0521119
Patent IT         No.  0521119
Patent NL         No.  0521119
Patent SE         No.  0521119
Patent CH         No.  0521119
Patent CH         No.  684.738
Patent CH         No.  0299919
Patent US         No.  4.993.947
Patent JP         No.  2555157
Patent CA         No.  1307411
Patent CH         No.  685.852
Patent CA         No.  2.079.528
Patent JP         No.  4-276875
Patent US         No.  5295828
Patent AT         No.  0538200
Patent BE         No.  0538200
Patent DE         No.  0538200
Patent ES         No.  0538200
Patent FR         No.  0538200
Patent GB         No.  0538200
Patent IT         No.  0538200
Patent NL         No.  0538200
Patent SE         No.  0538200
Patent CH         No.  0538200

Simultaneously, the Company was assigned all the rights and obligations of MEDITECNIC s.r.l. under the License Agreement signed and effective of February 19, 1997, between SYBRON DENTAL SPECIALTIES and MEDITECNIC s.r.l.

MEDITECNIC INC. is interested in the acquisition of the above mentioned patents and to be
assigned all the rights and obligations of MEDITECNIC S.A. under the license agreement.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth in this agreement, the parties agree as follows:

1.       MEDITECNIC S.A. transfers and assigns to MEDITECNIC INC.

         A.       The following patents

                  Patent CN         No.  685.862
                  Patent JP         No.  4-502426
                  Patent CA         No.  2.078.325
                  Patent AT         No.  0521119
                  Patent BE         No.  0521119


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                  Patent DE         No.  0521119
                  Patent ES         No.  0521119
                  Patent FR         No.  0521119
                  Patent GB         No.  0521119
                  Patent IT         No.  0521119
                  Patent NL         No.  0521119
                  Patent SE         No.  0521119
                  Patent CH         No.  0521119
                  Patent CH         No.  684.738
                  Patent CH         No.  0299919
                  Patent US         No.  4.993.947
                  Patent JP         No.  4-276875
                  Patent JP         No.  2555157
                  Patent CA         No.  1307411
                  Patent CH         No.  685.852
                  Patent CA         No.  2.079.528
                  Patent US         No.  5295828
                  Patent AT         No.  0538200
                  Patent BE         No.  0538200
                  Patent DE         No.  0538200
                  Patent ES         No.  0538200
                  Patent FR         No.  0538200
                  Patent GB         No.  0538200
                  Patent IT         No.  0538200
                  Patent NL         No.  0538200
                  Patent SE         No.  0538200
                  Patent CH         No.  0538200

         B.       All the rights and obligations under the license agreement signed by
                  MEDITECNIC s.r.l and SYBRON DENTAL SPECIALTIES on February 19, 1997.

         2.       These acquisitions are effective on March 24, 1998.

         3. The acquisition price is agreed at CHF 950,000, payable in two installments:

                  CHF 75,000 on April 15, 1998
                  CHF 875,000 on July 15, 1998


         4. The Company commits itself to pay off and settle all still existing Meditec S.A.'s creditors. The Company will deduct the half of the payed amount to the Meditec S.A.'s Creditors from the amount due by itself to Meditecnic s.r.l.

         5. This agreement shall be governed by and construed as having made in and under the laws of Nevada U.S.A., without regard to conflict of Laws.


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IN WITNESS WHEREOF, the parties have signed this agreement to be effective as of the date written above.



                                          MEDITECNIC S.A.


                                            /s/  Roland Farine
                                          Name:  Roland Farine
                                          Title: Director, President



                                          By: /s/Luc Badel
                                          Name:   Luc Badel
                                          Title:    Director, Secretary


                                                              MEDITECNIC INC.



                                               By: /s/Pierre Chamay
                                               Name:        Pierre Chamay
                                               Title:       Director, President



                                                By: /s/Finn Robert-Tissot
                                                Name: Finn Robert-Tissot
                                                Title:Director, Secretary



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